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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2004-4 Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-4)

                      AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    333-118302              20-0103914
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


538 Broadhollow Road
Melville, New York                                             11747
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(Address of Principal                                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (516) 396-7700.


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Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

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Item 8.01.   Acquisition or Disposition of Assets.
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             For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
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             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

             25.1 Statement of Eligibility of The Bank of New York on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN HOME MORTGAGE SECURITIES  LLC

                                       By:  /s/ Alan Horn
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                                       Name:  Alan Horn
                                       Title: Executive Vice President


Dated: December 17, 2004

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                                  EXHIBIT INDEX


Exhibit
Number            Description
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25.1              Statement of Eligibility of The Bank of New York on Form T-1
                  under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.